SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN MONEY MARKET FUNDS

Evergreen Florida Municipal Money Market Fund (the “Fund”)

         The State of Florida recently repealed the intangibles tax, effective January 1, 2007. In light of this change, the Fund will now invest without regard to the Florida intangibles tax.

         In the section of the Fund’s prospectus entitled “FUND FACTS,” the first bullet-point in the sub-section entitled “Goal” is replaced with the following:

         *    High Current Income Exempt from Federal Income Tax

         Effective January 1, 2007, the section in the Fund’s prospectus entitled “INVESTMENT GOAL” is replaced with the following:

         The Fund seeks as high a level of current income exempt from regular federal income tax, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.

         The first two paragraphs of the section entitled “INVESTMENT STRATEGY” in the Fund’s prospectus are replaced with the following:

         The following supplements the investment strategies discussed in “Overview of Fund Risks” on Page 1.

         The Fund will normally invest at least 80% of its assets in municipal money market securities issued by the State of Florida or its political subdivisions, agencies, or instrumentalities, or by other governmental units (such as the U.S. territories), which are exempt from federal income tax other than the alternative minimum tax, and are determined to present minimal credit risk.

December 7, 2006	578235 (12/06)